THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Advisory

Supplement dated October 24, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement outlines important changes to your investment options under your individual annuity contract. These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Appendix A – Funds Available Under the Contract: The following fund will be added to your list of available fund options and available on or about November 17, 2025.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Long-term capital appreciation.	LVIP American Funds Vanguard Active Passive Growth Fund – Service Class advised by Lincoln Financial Investment Corporation	0.98%	N/A	N/A	N/A

The Board of Trustees of Lincoln Variable Insurance Products Trust recently approved a new sub-advisory agreement between Lincoln Financial Investments Corporation and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (“NIFA”) and a new sub-sub-advisory agreement between NIFA and Macquarie Investment Management Global Limited (together, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements were approved in connection with the acquisition of Macquarie Asset Management’s U.S. and European public investments business (the “Acquisition”). The New Sub-Advisory Agreements will become effective on the closing date of the Acquisition, which is expected to be on or about November 1, 2025 (the “Acquisition Date”). As of the Acquisition Date, the following fund names will be revised accordingly. The Acquisition will not affect the fees or expenses of the funds.
Former Fund Name	New Fund Name
LVIP Macquarie Diversified Floating Rate Fund	LVIP Nomura Diversified Floating Rate Fund
LVIP Macquarie High Yield Fund	LVIP Nomura High Yield Fund
LVIP Macquarie Mid Cap Value Fund	LVIP Nomura Mid Cap Value Fund
LVIP Macquarie SMID Cap Core Fund	LVIP Nomura SMID Cap Core Fund
LVIP Macquarie Social Awareness Fund	LVIP Nomura Social Awareness Fund
LVIP Macquarie U.S. Growth Fund	LVIP Nomura U.S. Growth Fund
LVIP Macquarie U.S. REIT Fund	LVIP Nomura U.S. REIT Fund

All other information about the funds, including principal investment strategies, can be found in the fund’s prospectus.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for November 17, 2025, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.
Applicable Riders/Investment Requirement Option	Investment Requirement Change
o Lincoln ProtectedPay Select Core® and Estate LockSM
o Lincoln ProtectedPay Select Core®
o Lincoln ProtectedPay Select Plus®
o Lincoln ProtectedPay Select Max®
o 4LATER® Select Advantage
o i4LIFE® Advantage Select Guaranteed Income Benefit
o Transitions from a Prior Rider to i4LIFE® Advantage Select Guaranteed Income Benefit

LVIP American Funds Vanguard Active Passive Growth Fund will be added to Group 2 (investments cannot exceed 80% of Contract Value or Account Value) and eligible for 100% allocation of Contract Value or Account Value.

You can obtain additional information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.